Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations
3.	Discontinued operations

In 2006, Elster Group sold its heat treatment business in accordance with the decision of Elster Group’s management to focus on the Group’s key competence as a metering solutions provider. Elster Group agreed to indemnify the buyer for certain contingent losses that originated prior to the sale of the business and recorded a liability for an expected purchase price adjustment resulting from such indemnification. In the fiscal year 2010, Elster Group obtained evidence that the issue underlying the indemnification had been resolved and released the accrued liability. The gain arising from this release of a liability for expected purchase price adjustment was recorded as income from discontinued operations in 2010.

In 2007 Elster Group also sold its furnace business and agreed to indemnify the buyer for certain contingent losses that originated prior to the sale of the business.  Elster Group was notified by the buyer in the third quarter of 2011 about a contingent loss that originated prior to the sale of the business. Elster group has settled this indemnification with the buyer and recorded a liability of $1,594. This is presented as loss from discontinued operations in 2011.